================================================================================

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                              CALPROP CORPORATION
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (4) Date Filed:

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Notes:

                              CALPROP CORPORATION
                           13160 MINDANAO WAY, #180
                       MARINA DEL REY, CALIFORNIA 90292

                               -----------------

               NOTICE OF THE 1997 ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON MAY 22, 1997

                               -----------------

To the Shareholders of
Calprop Corporation:

  The 1997 Annual Meeting of Shareholders of Calprop Corporation, a California corporation (the "Company"), will be held on May 22, 1997 at 2:00 p.m., local time, at the Company's Corporate Headquarters, 13160 Mindanao Way, #180, Marina Del Rey, California, for the following purposes, all as more fully set forth in the accompanying Proxy Statement:

  1. To elect four directors of the Company; and

  2. To transact such other business as may properly come before the meeting or any adjournment thereof.

  The Board of Directors has fixed the close of business on April 3, 1997 as the record date for determining shareholders entitled to notice of and to vote at the meeting and any adjournments thereof.

                                       By Order of the Board of Directors,




                                       Mark F. Spiro
                                       Vice President/Secretary/Treasurer

Dated: April 18, 1997

  YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE AS SOON AS POSSIBLE.

                              CALPROP CORPORATION
                           13160 MINDANAO WAY, #180
                       MARINA DEL REY, CALIFORNIA 90292

                               -----------------

                  PROXY STATEMENT FOR THE 1997 ANNUAL MEETING
                  OF SHAREHOLDERS TO BE HELD ON MAY 22, 1997

                               -----------------

                              GENERAL INFORMATION

  This Proxy Statement is being mailed on or about April 18, 1997, to the shareholders of Calprop Corporation, a California corporation (the "Company"), in connection with the solicitation of proxies on behalf of the Board of Directors of the Company to be used at the 1997 Annual Meeting of the Shareholders of the Company to be held on May 22, 1997 (the "Meeting") and any adjournment or adjournments thereof. Any proxy given may be revoked at any time prior to the exercise of the powers conferred by it by filing with the Secretary of the Company a written notice signed by the shareholder revoking such proxy or a duly executed proxy bearing a later date. In addition, the powers conferred by such proxy may be suspended if the person executing the proxy is present at the meeting and elects to vote in person. All shares represented by each properly executed and unrevoked proxy received in time for the Meeting will be voted (unless otherwise indicated thereon) in the manner specified therein at the Meeting and any adjournment or adjournments thereof.

  The Company will pay the expenses of soliciting proxies, including the charges and expenses of brokerage firms and others for forwarding solicitation material to beneficial owners of shares. In addition to the use of the mails, some of the Company's directors, officers and regular employees, without extra compensation, may solicit proxies by telegram, telephone and personal interview.

  The Annual Report of the Company for year ended December 31, 1996 is being mailed to shareholders concurrently with the mailing of this Notice of Annual Meeting and Proxy Statement.

                                 VOTING RIGHTS

  The close of business on April 3, 1997 (the "Record Date") has been fixed by the Board of Directors as the record date for determining shareholders entitled to notice of and to vote at the Meeting and any adjournment or adjournments thereof. On the Record Date, there were outstanding 9,224,585 shares of the Company's Common Stock, no par value ("Common Stock"), all of one class and all of which are entitled to be voted at the Meeting. Holders of such issued and outstanding shares of Common Stock are entitled to one vote for each share held by them.

  A majority of the outstanding shares will constitute a quorum at the meeting. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business. Abstentions are counted in the tabulation of the votes cast on proposals presented to stockholders, whereas broker non-votes are not counted for purposes of determining whether a proposal has been approved.

  Victor Zaccaglin, Chairman of the Board and Chief Executive Officer of the Company, beneficially owns approximately 45.0% of the outstanding shares of the Company's Common Stock entitled to be voted at the Meeting and has advised the Company that he intends to vote such shares for the nominees for director listed below. Other officers, directors and affiliates of the Company beneficially own in the aggregate approximately 33.0% of the outstanding shares of the Company's Common Stock entitled to be voted at the Meeting, and it is anticipated that such persons will vote for the nominees for director set forth below. Accordingly, if all such shares are voted for the nominees for director set forth below, no additional affirmative vote of the outstanding shares of the Company's Common Stock will be required for the election of the nominees for director specified below.

                   SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                             OWNERS AND MANAGEMENT

BENEFICIAL OWNERSHIP OF PRINCIPAL SHAREHOLDERS

  The following table sets forth, as of March 15, 1997 (unless otherwise indicated in the notes to the table), certain information concerning the beneficial ownership of the Company's equity securities of each person known by the Company to own beneficially five percent or more of the Company's Common Stock, the Company's only outstanding class of securities presently entitled to vote. A person is deemed to be the beneficial owner of securities, whether or not he has any economic interest therein, if he directly or indirectly has (or shares with others) voting or investment power with respect to the securities or has the rights to acquire such beneficial ownership within sixty days. The percentages set forth in the following table and in the table under the caption "Beneficial Ownership of Management" as to each person's ownership of the Company's Common Stock are based on the 9,224,585 shares of Common Stock outstanding on March 15, 1997, plus any shares which may be acquired upon exercise of stock options by such person which are exercisable on or within sixty days after such date. Accordingly, the percentages are based upon different denominators.

                                                    NUMBER OF SHARES
                  NAME AND ADDRESS OF               OF COMMON STOCK     PERCENT
                    BENEFICIAL OWNER              BENEFICIALLY OWNED(1) OF CLASS
                  -------------------             --------------------  --------
       Victor and Hannah Zaccaglin(2)............      4,611,626(3)       47.6%
       13160 Mindanao Way, #180
       Marina Del Rey, California 90292

       John Curci(4).............................      2,742,396          29.7%
       717 Lido Park Drive
       Newport Beach, California 92663

--------
(1) Information with respect to beneficial ownership is based on information furnished to the Company by each shareholder included in the table or included in filings with the Securities and Exchange Commission. Except as indicated in the notes to the table, each shareholder included in the table has sole voting and dispositive power with respect to the shares shown to be beneficially owned by such shareholder. The table may not reflect limitations on voting power and investment power arising under community property and similar laws.

(2) Various members of Victor and Hannah Zaccaglin's family own Common Stock of the Company. Although there is no agreement or understanding between such parties as to the holding or voting of their respective shares of Common Stock, it is anticipated that such persons (including John Curci) will vote for the slate of Directors as listed below.
(3) This amount includes 460,000 shares acquirable under options which were exercisable by Mr. Zaccaglin on or within sixty (60) days after March 15, 1997. This amount also includes 73,368 shares (1.6%) held in trust by Victor and Hannah Zaccaglin for the benefit of their children and relatives.
(4) John Curci is Victor Zaccaglin's cousin.

BENEFICIAL OWNERSHIP OF MANAGEMENT

  The following table sets forth, as of March 15, 1997, certain information concerning the beneficial ownership of the equity securities of the Company of
(i) each director and nominee for director of the Company, (ii) each executive officer of the Company covered by the Summary Compensation Table below and
(iii) all directors and executive officers of the Company as a group.

                                                 NUMBER OF SHARES OF
                                                    COMMON STOCK        PERCENT
     NAME OF BENEFICIAL OWNER                 BENEFICIALLY OWNED (1)(2) OF CLASS
     ------------------------                 ------------------------- --------
     John L. Curci(3).......................            206,080            2.2%
     Ronald S. Petch(4).....................            409,115            4.3%
     George R. Bravante, Jr.................                  0            0.0%
     Victor Zaccaglin(5)....................          4,611,626           47.6%
     Mark F. Spiro..........................            200,000            2.1%
     All Directors and Executive Officers as
      a group (6 persons)...................          5,496,221           53.5%

--------
(1) See Note 1 to the preceding table.
(2) Includes the following numbers of shares of Common Stock acquirable under options which were exercisable on or within sixty days after March 15, 1997: Ronald S. Petch, 338,000; Victor Zaccaglin, 460,000; Mark F. Spiro, 170,000; John L. Curci, 25,000; all Directors and Executive Officers as a group, 1,045,000.
(3) John L. Curci is the son of Mr. Zaccaglin's cousin, John Curci, who is a principal shareholder of the Company. See "Beneficial Ownership of Principal Shareholders," above.
(4) Mr. Petch is Victor Zaccaglin's nephew.
(5) See Notes 2 and 3 to the preceding table.

                             ELECTION OF DIRECTORS

  The Board of Directors of the Company is comprised of four directors each of whom is standing for election at the annual meeting. Each director elected at the meeting will hold office for a term expiring at the 1998 Annual Meeting of Shareholders and until his successor is duly elected and qualified.

  It is intended that the shares represented by the enclosed proxy will be voted, unless otherwise instructed, for the election of the four nominees named below. While the Company has no reason to believe that any of the nominees will be unable to serve as a director, it is intended that if such an event should occur, such shares will be voted for such substitute nominee or nominees as may be selected by the Board of Directors. The candidates receiving a plurality of the votes of the shares present and entitled to vote at the meeting in person or by proxy will be elected.

  Pursuant to California law and the Company's Articles of Incorporation, the election of directors is not by cumulative voting. Each shareholder may vote all the shares held by that shareholder for each of several nominees up to the number of directors to be elected (four). Shareholders may not cast more votes for any single nominee than the number of shares held by that shareholder.

  Set forth below is certain information regarding the nominees for director of the Company. The nominees for director named below are presently serving as directors of the Company for terms expiring at the Meeting.

NOMINEES FOR ELECTION AS DIRECTORS

                                          PRINCIPAL OCCUPATION           DIRECTOR
            NAME            AGE   AND OTHER POSITIONS WITH THE COMPANY    SINCE
            ----            ---   ------------------------------------   --------
   John L. Curci            60  Member, Lido Peninsula Company, LLC        1986
                                (1995-Present); Partner, Curci-Turner
                                Company (1986 to Present); Owner and
                                Officer of Val Vista Estates, Inc.
                                (1976 to Present); Owner and President
                                of Lido Management Co. (1964 to Pres-
                                ent); Managing Partner HCH Developments
                                and Morro Shores.
   Ronald S. Petch          52  President of the Company since Novem-      1974
                                ber, 1993 and prior to that he served
                                as Executive Vice President, Operations
                                since February, 1992.
   Victor Zaccaglin         76  Chairman of the Board and Chief Execu-     1961
                                tive Officer of the Company since 1961
                                and also President from 1961 to Octo-
                                ber, 1987 and from March, 1992 to No-
                                vember, 1993.
   George R. Bravante, Jr.  38  Formerly President and Chief Operating     1996
                                Officer of Colony Advisors, formerly
                                President and Chief Operating Officer
                                of American Real Estate Group, formerly
                                Chief Financial Officer of RMB Realty,
                                and formerly Manager at Ernst &
                                Whinney.

BOARD OF DIRECTORS MEETINGS AND COMMITTEES

  The Board of Directors of the Company held a total of three regular meetings during 1996. No director attended less than 75% of the aggregate of (a) the total number of meetings of the Board of Directors and (b) the total number of meetings of all committees of the Board on which he served.

  The Company has an Audit Committee, the function of which is to assist the Board of Directors in fulfilling its responsibilities with respect to corporate accounting, auditing, and reporting practices. In performing such function, the Audit Committee is responsible for selecting the firm of certified public accountants to be retained as the Company's auditors and maintains a direct line of communication with the Company's independent auditors. The Audit Committee held one meeting during 1996. Its current members are Messrs. Curci and Bravante (the Chairman of the Audit Committee).

  The Company also has a Stock Option/Compensation Committee which authorizes and reviews officers' compensation and the granting of stock options and stock to key employees and directors of the Company. This committee held two meeting during 1996, and its current members are Messrs. Curci and Bravante (the Chairman of the Stock Option/Compensation Committee).

  The Company has no Nominating Committee.

            COMPENSATION AND IDENTIFICATION OF EXECUTIVE OFFICERS;
                         TRANSACTIONS WITH MANAGEMENT

EXECUTIVE COMPENSATION

  The following table sets forth as to the Chief Executive Officer, the President and the Chief Financial Officer of the Company information concerning the annual and long-term compensation for services rendered in all capacities to the Company during the fiscal year ended December 31, 1996, and the two preceding fiscal years. No other executive officer received more than $100,000 in annual salary and bonus during 1996.

SUMMARY COMPENSATION TABLE

                                             LONG-TERM COMPENSATION
                             ANNUAL        --------------------------
                         COMPENSATION(1)    RESTRICTED   SECURITIES
                         ---------------      STOCK      UNDERLYING     ALL OTHER
   NAME AND POSITION     YEAR   SALARY     AWARD(S)(5)    OPTION(S)    COMPENSATION(6)
   -----------------     ---------------   -----------   -----------   --------------
Victor Zaccaglin(2).....  1996 $ 189,615           --            --          --
 Chairman of the Board
  and...................  1995   185,000  $    31,875       100,000          --
 Chief Executive Officer
  and Director..........  1994   185,600           --       100,000      $1,470
Ronald S. Petch(3)......  1996 $ 155,000           --            --      $1,064
 Director, Chief
  Operating.............  1995   140,000  $    21,250        70,000       1,064
 Officer and President..  1994   125,008       15,000        70,000          --
Mark F. Spiro(4)........  1996 $ 110,000           --            --      $  422
 Chief Financial
  Officer...............  1995   100,000  $    10,650        60,000         422
                          1994    80,000        7,500        60,000          --

--------
(1) Does not include certain amounts paid by the Company which may have value to the recipient as personal benefits. Although such amounts cannot be precisely determined, the Company has concluded that the aggregate amount thereof does not exceed 10% of the cash compensation of Messrs. Zaccaglin, Petch or Spiro.
(2) Mr. Zaccaglin, age 76, has been Chairman of the Board and Chief Executive Officer of the Company since 1961. He was President from March, 1992 to November, 1993 and prior to that from 1961 to October, 1987.
(3) Mr. Petch, age 52, has been President since November, 1993 and prior to that was Vice President, Operations of the Company since February 1992. Since 1974, he has been a director of the Company, and from March 1981 until February 1992, he was engaged in real estate investments, development and marketing
(4) Mark F. Spiro, age 45, has been employed by the Company since November 1993 as its Vice President of Finance, Secretary and Treasurer. From July 1989 until September 1993 he was employed as chief financial officer at Inco Homes, a residential builder in Southern California. His areas of responsibility included oversight of the company's accounting and financing activities. Mr. Spiro served as controller for Inco Homes and assistant controller of MCG and Associates from 1983 to 1989.

(5) Based upon the closing market price of shares of the Company's Common Stock on the date of the restricted stock award multiplied by the number of shares awarded. Mr. Zaccaglin has received the following awards of restricted stock: 20,000 shares on October 31, 1991, valued at $25,000.00, 30,000 shares on October 6, 1993, valued at $22,500.00 and 30,000 shares on October 4, 1995, valued at $31,875.00. Mr. Petch has received 10,000 shares on February 2, 1992, valued at $30,000.00, 20,000 shares on October 6, 1993, valued at $15,000.00, 20,000 shares on October 4, 1994, valued at $15,000.00 and 20,000 shares on October 4, 1995, valued at $21,250.00. Mr.
    Spiro has received 10,000 shares on November 1, 1993, valued at $8,125.00, 10,000 shares on October 4, 1994, valued at $7,500.00 and 10,000 shares on October 4, 1995, valued at $10,625.00. The number of restricted shares held by Messrs. Zaccaglin, Petch and Spiro as of December 31, 1996 is 80,000, 70,000, and 30,000, respectively. The value of such restricted shares as of December 31, 1996 is $40,000, $35,000, and $15,000,
    respectively. Twenty percent of each award vests on the anniversary date of each grant, resulting in Messrs. Zaccaglin, Petch and Spiro holding a total of 44,000, 32,000 and 12,000 vested shares, respectively, as of December 31, 1996.
(6) Such other compensation represents the amount of insurance premiums paid by the Company with respect to term life insurance for the benefit of Messrs. Zaccaglin, Petch and Spiro.

  In addition to Messrs. Zaccaglin, Petch and Spiro, the Company currently has one other executive officer: Richard Greene, age 50, is a Vice President of the Northern California Division of the Company. He has been employed by the Company since July 1985, and prior to September 1991, was a Senior Project Manager for the Company. All of the Company's executive officers serve at the pleasure of the Board of Directors.

FISCAL YEAR END OPTION VALUES

  Shown below is information with respect to the unexercised options to purchase the Company's Common Stock granted under the 1993 Stock Option Plan and in prior years under the 1983 Stock Option Plans to Messrs. Zaccaglin, Petch and Spiro. Neither Mr. Zaccaglin, Mr. Petch nor Mr. Spiro exercised any stock options during 1996.

                               NUMBER OF SHARES OF
                             COMMON STOCK UNDERLYING
                                   UNEXERCISED          VALUE OF UNEXERCISED
                                 OPTIONS HELD AT       IN-THE-MONEY OPTIONS AT
                                DECEMBER 31, 1996       DECEMBER 31, 1996 (1)
                            ------------------------- -------------------------
     NAME                   EXERCISABLE UNEXERCISABLE EXERCISABLE UNEXERCISABLE
     ----                   ----------- ------------- ----------- -------------
     Victor Zaccaglin......   460,000          --          --           --
     Ronald S. Petch.......   338,000      37,000          --           --
     Mark F. Spiro.........   170,000          --          --           --

--------
(1) Options are "In-the-Money" if the fair market value of the underlying Common Stock exceeds the exercise price of the option.

COMPENSATION OF DIRECTORS

  No director of the Company (including Mr. Zaccaglin and Mr. Petch) receives compensation for serving as a director and no additional fees for serving as a member of any committee of the Board of Directors. All directors of the Company (except directors serving on the Stock Option Committee) are eligible to receive stock options under the Company's 1983 Stock Option Plan and under the 1993 Stock Option Plan. All non-employee directors then serving on the Stock Option Committee are eligible to receive stock options under the Company's Director Stock Option Plan, described below.

DIRECTOR STOCK OPTION PLAN

  The Company maintains the Calprop Corporation Director Stock Option Plan (the "Director Plan") which authorizes the granting of options to purchase a maximum of 100,000 shares of the Company's Common Stock to non-employee directors of the Company who are serving on the Company's Stock Option/Compensation Committee. The Director Plan was adopted in order to permit non-employee directors of the Company who serve on the Stock Option/Compensation Committee administering the Company's employee stock option plans to continue to be eligible to receive stock options without adversely affecting the qualification of the employee plans under Rule 16b-3 under the Securities Exchange Act of 1934.

  The Director Plan provides for annual grants of options to purchase 7,500 shares of the Company's Common Stock on the date of the organizational meeting of the Board of Directors of the Company (which is the first meeting of the Board following the Company's Annual Meeting of Shareholders). The purchase price of shares covered by an option granted under the Director Plan shall be the fair market value (as defined in the Director Plan) of the Company's Common Stock on the date of grant of the option. Generally, fair market value is defined as the closing price for such stock on the NASD Bulletin Board on the date of grant. Each option granted under the Director Plan becomes exercisable in full on the first anniversary of the date on which it was granted, provided that no such option may be exercised after the expiration of ten years from the date of grant.

CERTAIN TRANSACTIONS WITH MANAGEMENT AND OTHERS

  During 1994, the Curci-Turner Company (a related party) made a loan of $2,000,000 to the Company, secured by the Company's Mission Gorge project. In 1996, the Company created Mission Gorge, LLC, a California limited liability company, and converted the Curci-Turner Company's $2,000,000 note into equity in Mission Gorge, LLC. Per the operating agreement, the Curci-Turner Company is to receive 50% of "Net Proceeds."

  During 1995, the Company obtained a loan in the amount of $4,000,000 from the Curci-Turner Company for the acquisition and development of the Summertree Park project. In addition to interest, this loan contains a profit sharing provision which provides that Curci-Turner Company receive 40% of "Net Proceeds" as defined in the agreement, which is comparable to gross profit. As of December 31, 1996, the outstanding balance owing on this loan totaled $3,607,681.

  During 1996, the Curci-Turner Company made loans of $1,487,500 and $2,100,000 to the Company secured by 21 lots and a four unit model complex in the Montserrat project in Murrieta, California and 20 units in the Cypress Cove project, respectively. In addition to interest, this loan contains a profit sharing provision which provides that Curci-Turner Company receive 50% and 50%, respectively, of "Net Proceeds" as defined in the agreement, which is comparable to gross profit. As of December 31, 1996, the outstanding principal on these two notes was $872,500 and $1,579,182, respectively.

  During 1996, the Curci-Turner Company made a loan of $3,700,000 to the Company secured by 41 lots in the Montana Del Lago project in Rancho Santa Marguerita and 100 lots in the Elysian 2 project. In addition to interest, this loan contains a profit sharing provision which provides that Curci-Turner Company receive 33.3%, respectively, of "Net Proceeds" as defined in the agreement. As of December 31, 1996, the outstanding principal on this note was $3,700,000.

  During 1996, the Curci-Turner Company made an unsecured loan of $1,000,000 to the Company. As of December 31, 1996, the outstanding principal on this note was $500,000.

  During 1996, the Company borrowed $1,900,000 from an officer of the Company. As of December 31, 1996, the outstanding principal balance was $1,140,000.

  During 1996 the Preferred Stock was converted to Common Stock and the accrued dividend of $1,041,000 the was converted into two separate notes in the amounts of $581,542 and $472,645 at an interest rate of 10% payable to Mr. Zaccaglin and Mr. John Curci, respectively. As of December 31, 1996, the Company owed $581,542 and $472,645, respectively, to Messrs. Zaccaglin and Curci.

                        INDEPENDENT PUBLIC ACCOUNTANTS

  Deloitte & Touche LLP served as the Company's auditors in 1996. The Audit Committee of the Board of Directors has selected Deloitte & Touche LLP as the independent public accountants of the Company for 1997 and considers Deloitte & Touche to be well qualified. If Deloitte & Touche LLP shall decline to act, or otherwise become incapable of acting, or if its engagement is otherwise terminated by the Board of Directors or the Audit Committee (none of which events are currently anticipated), in any such case, the Audit Committee will appoint other auditors for 1997. A representative of Deloitte & Touche LLP will be present at the annual meeting where he or she will be given an opportunity to make a statement if he or she so desires and will be available to respond to questions raised during the meeting.

  The Company's Audit Committee approves in advance all audit and non-audit services to be performed by the Company's independent public accountants and considers the possible effect on the independence of the accountants. No relationship exists between the Company and Deloitte & Touche LLP other than the usual relationship between independent public accountants and client.

                             SHAREHOLDER PROPOSALS

  A shareholder proposal intended to be presented at the Company's next annual shareholders meeting must be received by the Company at its principal executive offices on or before January 2, 1998, for inclusion in the Company's proxy statement and form of proxy relating to that meeting.

                                OTHER BUSINESS

  The Board of Directors does not intend to present any other business at the meeting and knows of no other matters which will be presented at the meeting.

                                       Mark F. Spiro
                                       Vice President/Secretary/Treasurer

Dated: April 18, 1997

  YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE MARK, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE AS SOON AS POSSIBLE.

                           . FOLD AND DETACH HERE .

PROXY                                                                     PROXY

                              CALPROP CORPORATION

              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                  OF THE 1997 ANNUAL MEETING OF SHAREHOLDERS

 The undersigned shareholder of Calprop Corporation hereby appoints Victor Zaccaglin and George R. Bravante, Jr. and each of them, with full power of substitution to each, proxies of the undersigned to represent the undersigned at the 1997 Annual Meeting of Shareholders of Calprop Corporation to be held on May 22, 1997 at the Calprop Corporate Offices, 13160 Mindanao Way, Suite 180, Marina Del Rey, California, at 2:00 p.m., local time, and at any adjourn-ment(s) thereof, with all powers, including voting rights, which the under-signed would possess if personally present at said meeting.

 THIS PROXY WILL BE VOTED AS DIRECTED. UNLESS A CONTRARY DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR THE PROPOSALS AND ALL OF THE NOMINEES FOR DIRECTOR LISTED ON THE REVERSE SIDE OF THIS PAGE.

      (CONTINUED, AND TO BE MARKED, DATED AND SIGNED, ON THE OTHER SIDE)

                           . FOLD AND DETACH HERE .

                                                                  Please mark
                                                             [X] your votes as
                                                                 indicated in
                                                                 this example

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEM 1.

Item 1-ELECTION OF DIRECTORS
Nominees:
   John L. Curci
   George R. Bravante, Jr.
   Ronald S. Petch
   Victor Zaccaglin

                                           WITHHELD
                            FOR            FOR ALL
                            [ ]              [ ]

WITHHELD FOR: (Write that nominee's name in the space provided below).

-------------------------------------------------------------------------------

Item 2. TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

WITHHELD FOR: (Write that nominee's name in the space provided below).

-------------------------------------------------------------------------------
The undersigned hereby revokes any prior proxy and ratifies and confirms all the proxies named on the reverse side of this page or their substitutes, and each of them, shall lawfully do or cause to be done by virtue hereof.

The undersigned hereby acknowledges receipt of the Notice of the 1997 Annual Meeting of Shareholders and accompanying Proxy Statement dated April 18, 1997. The proxies (or, if only one, then that one proxy) or their substitutes acting at the meeting may exercise all powers hereby conferred on the reverse side of this page.

Signature(s)                               Date                          , 1997
             --------------------------         -------------------------
NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

                              CALPROP CORPORATION

                      1997 ANNUAL MEETING OF SHAREHOLDERS

                               DATE: MAY 22, 1997

                          TIME: 2:00 P.M., LOCAL TIME

                      LOCATION: CALPROP CORPORATE OFFICES
                         13160 MINDANAO WAY, SUITE 180
                           MARINA DEL REY, CALIFORNIA

                            CONTACT: MS. DORI BARON

                           TELEPHONE: (310) 306-4314